PRINCIPAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT B

SUPPLEMENT DATED MAY 31, 2016, TO THE
STATUTORY PROSPECTUS DATED MAY 1, 2016 FOR:
Principal Pivot Series Variable Annuity

This supplement updates information contained in the Statutory Prospectus for the variable annuity contract referenced above. Please retain this supplement for future reference.

Principal Life Insurance Company (“PLIC”) has been informed by Guggenheim Variable Funds Trust that the Series M (Guggenheim Macro Opportunities Series) will liquidate on or about August 5, 2016 (the “Closing Date”). As a result, the following steps will be taken:

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For New Contract Owners: On or about August 5, 2016, the Guggenheim Investments VIF - Series M (Guggenheim Macro Opportunities Series) will no longer be available as an underlying fund for your variable annuity contract. If you have a pending application on August 5, 2016, for which an annuity contract has not been issued and you indicated that some or all of the premium should be allocated to the Series M (Guggenheim Macro Opportunity Series), the premium will instead be allocated to the Fidelity VIP Government Money Market Portfolio - Service Class 2.

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For Existing Contract Owners: You can either take no action or you can transfer value out of the Guggenheim Macro Opportunities Division (the “Closing Fund Division”), which invests in the Series M (Guggenheim Macro Opportunities Series) (before the Closing Date) or out of the Fidelity VIP Government Money Market Division, which invests in the Fidelity VIP Government Market Portfolio - Service Class 2 (after the Closing Date). If you take no action, PLIC on the Closing Date will transfer any remaining values in the Closing Fund Division to the Fidelity VIP Government Money Market Division. If you instead decide to transfer value out of the Closing Fund Division or out of the Fidelity VIP Government Money Market Division as referenced above, you can make such transfer to another investment option under your contract without charge for a period beginning 30 days before the Closing Date through 60 days following the Closing Date. No transfers into the Closing Fund Division will be allowed on or after August 5, 2016.

PLIC will bear all expenses related to the closing and transfer and there will be no tax consequences to you. Information about the Fidelity VIP Government Market Portfolio - Service Class 2 is included in your statutory prospectus for the variable annuity contract. Transfers you make related to this closure and during the prescribed timing periods above will not count in determining the number of transfers made in any period or the number made in any period without charge.

TABLE OF SEPARATE ACCOUNT DIVISIONS
On or about August 5, 2016, delete the section for Guggenheim Macro Opportunities Division.